Exhibit 21

THE MILLS CORPORATION/THE MILLS LIMITED PARTNERSHIP
List of Subsidiaries

As of March 15, 2005

Name of Entity (Fictitious Name)	Jurisdiction of Incorporporation

108 North State Street II, L.L.C.	Delaware
Arizona Mills SPE Corp.	Delaware
Arizona Mills SPE, L.L.C.	Delaware
Arizona Mills, L.L.C.	Delaware
Arundel Finance, L.L.C.	Delaware
Arundel Mills Holdings, L.P.	Delaware
Arundel Mills Limited Partnership	Delaware
Arundel Mills Marketplace Finance, L.L.C.	Delaware
Arundel Mills Marketplace GP, L.L.C.	Delaware
Arundel Mills Marketplace Limited Partnership	Delaware
Arundel Mills Mezzanine GP, L.L.C.	Delaware
Arundel Mills Mezzanine Limited Partnership	Delaware
Arundel Mills Residual Limited Partnership	Delaware
Arundel Mills Residual, L.L.C.	Delaware
Arundel Mills SPE Corp.	Delaware
Arundel Mills, L.L.C.	Delaware
Block 37, L.L.C.	Delaware
Briarwood II LLC	Delaware
Briarwood LLC	Delaware
Broward Mall Investors, L.P.	Delaware
Broward Mall Limited Partnership	Delaware
Broward Mall Operating Company, L.L.C.	Delaware
Candlestick Mills Limited Partnership	Delaware
Candlestick Mills, L.L.C.	Delaware
Cincinnati Mills, L.L.C.	Delaware
Cobb Place Associates, L.P.	Georgia
Colorado Mills II GP, L.L.C.	Delaware
Colorado Mills II Limited Partnership	Delaware
Colorado Mills Limited Partnership (Lakewood Colorado Mills Limited Partnership)	Delaware
Colorado Mills Mall GP, L.L.C.	Delaware
Colorado Mills Mall Limited Partnership	Delaware
Colorado Mills Residual Limited Partnership	Delaware
Colorado Retail Development Company, L.L.C.	Delaware
Commonwealth Investors, Inc.	Delaware
Concord Mills Holdings, L.P.	Delaware
Concord Mills Limited Partnership	Delaware
Concord Mills Mall GP, L.L.C.	Delaware
Concord Mills Mall Limited Partnership	Delaware
Concord Mills Marketplace GP, L.L.C.	Delaware
Concord Mills Marketplace Limited Partnership	Delaware
Concord Mills Residual III Limited Partnership (Delaware Concord Mills Residual III Limited Partnership)	Delaware
Concord Mills Residual III, L.L.C.	Delaware
Concord Mills Residual Limited Partnership	Delaware
Concord Mills Residual, L.L.C. (Delaware Concord Mills Residual, L.L.C.)	Delaware

Concord Mills SPE Corp.	Delaware
Concord Mills, L.L.C. (Delaware Concord Mills, L.L.C.)	Delaware
Covifa Luxembourg International S.à.r.l.	Luxembourg
Crosswinds Center Associates of St. Petersburg (MLP) Limited Partnership	District of Columbia
Crosswinds Corp. (Crosswinds L.L.C. of DE, L.C.)	Delaware
Crosswinds L.L.C.	Delaware
Del Amo Fashion Center Holding Company, L.L.C.	Delaware
Del Amo Fashion Center Operating Company, L.L.C.	Delaware
Del Amo Mills, L.L.C.	Delaware
Del Amo Residual Holding Company, L.L.C.	Delaware
Del Amo Residual Operating Company, L.L.C.	Delaware
Del Amo Sponsorship Operating Company, L.L.C.	Delaware
Denver West Holding Company, L.L.C.	Delaware
Dover Commons Investors, L.P.	Delaware
Dover Commons Limited Partnership	Delaware
Dover Commons Operating Company, L.L.C.	Delaware
Dover Commons SPE Corp.	Delaware
Dover Mall Investors, L.P.	Delaware
Dover Mall Limited Partnership	Delaware
Dover Mall Operating Company, L.L.C.	Delaware
Dover Mall SPE Corp.	Delaware
Esplanade Mall Investors, L.P.	Delaware
Esplanade Mall Limited Partnership	Delaware
Esplanade Mall Operating Company, L.L.C.	Delaware
Esplanade Mall Residual I Limited Partnership	Delaware
Esplanade Mall Residual I, L.L.C.	Delaware
Esplanade Mall SPE Corp.	Delaware
Fashion Center Associates of Illinois No. 1 (MLP) Limited Partnership	Illinois
Fashion Center Corp.	Delaware
Fashion Center L.L.C.	Delaware
Fine Furniture Holdings, LLC (Delaware Fine Furniture Holdings, LLC)	Delaware
FoodBrand Colorado, L.L.C.	Delaware
FoodBrand Franklin Mills, L.L.C.	Delaware
FoodBrand Kentucky, L.L.C.	Delaware
FoodBrand Management Company, L.L.C.	Delaware
FoodBrand Pittsburgh, L.L.C.	Delaware
FoodBrand Services, Inc.	Delaware
FoodBrand St. Louis, L.L.C.	Delaware
FoodBrand, L.L.C.	Delaware
Franklin Mills Associates Limited Partnership	District of Columbia
Franklin Mills GP, Inc.	Delaware
Franklin Mills Residual Corp.	Delaware
Franklin Mills Residual Limited Partnership	District of Columbia
Franklin Mills, L.L.C.	Delaware
Germantown Corp.	Delaware

Germantown Development Associates (MLP) Limited Partnership	Maryland
Germantown Development Associates L.L.C. (Maryland Germantown Development Associates L.L.C.)	Delaware
Golober B.V.	Netherlands
Grapevine Mills Development Company, L.L.C.	Delaware
Grapevine Mills Finance Corp.	Delaware
Grapevine Mills Holdings, L.P.	Delaware
Grapevine Mills II Limited Partnership	Delaware
Grapevine Mills II SPE Corp.	Delaware
Grapevine Mills III Limited Partnership	Delaware
Grapevine Mills III SPE Corp.	Delaware
Grapevine Mills IV Limited Partnership	Delaware
Grapevine Mills IV SPE Corp.	Delaware
Grapevine Mills Limited Partnership	Delaware
Grapevine Mills Operating Company II, L.L.C.	Delaware
Grapevine Mills Operating Company III, L.L.C.	Delaware
Grapevine Mills Operating Company IV, L.L.C.	Delaware
Grapevine Mills Operating Company V, L.L.C.	Delaware
Grapevine Mills Operating Company, L.L.C.	Delaware
Grapevine Mills Residual Limited Partnership (Delaware Grapevine Mills Residual Limited Partnership)	Delaware
Grapevine Mills Residual Operating Company, L.L.C.	Delaware
Grapevine Mills V Limited Partnership	Delaware
Grapevine Mills V SPE Corp.	Delaware
Gurnee Mills L.L.C.	Delaware
Gurnee Mills Operating Company, L.L.C.	Delaware
Gwinnett Corp.	Delaware
Gwinnett L.L.C. (Gwinnett L.L.C. (Delaware)	Delaware
Gwinnett Marketfair Associates Limited Partnership	Georgia
Gwinnett Place Associates, L.P.	Georgia
Houston Development I L.P.	Texas
Hunt Club Road Properties Associates Limited Partnership	Illinois
Jahold B.V.	Netherlands
Katy Mills Limited Partnership	Delaware
Katy Mills Mall GP, L.L.C.	Delaware
Katy Mills Mall Limited Partnership	Delaware
Katy Mills Mall SPE Corp.	Delaware
Katy Mills Residual Limited Partnership (Delaware Katy Mills Residual Limited Partnership)	Delaware
Katy Mills Residual, L.L.C.	Delaware
Katy Mills, L.L.C. (Delaware Katy Mills, L.L.C.)	Delaware
Lakeforest Associates Corp.	Delaware
Lakeforest Associates LLC	Delaware
Lakeforest Corp.	Delaware
Lakeforest LLC	Delaware
Liberty Plaza GP, Inc.	Delaware
Liberty Plaza Limited Partnership (Delaware Liberty Plaza Limited Partnership)	Delaware

Liberty Plaza, L.L.C.	Delaware
Madrid Xanadu 2003 S.L.	Spain
Madrid Xanadu Exterior, S.L.	Spain
Mainstreet Retail Limited Partnership (Mainstreet Retail Limited Partnership of Delaware)	Delaware
Mainstreet Retail, Inc. (Delaware Mainstreet Retail, Inc. (FN))	Delaware
Mainstreet Ventures, Inc.	Delaware
Management Associates Limited Partnership (Management Associates Limited Partnership of Delaware)	Delaware
Marley Station Corp.	Delaware
Marley Station LLC	Delaware
Meadowlands Mack-Cali Empire Tract I, L.L.C.	Delaware
Meadowlands Mills L.L.C.	Delaware
Meadowlands Mills Limited Partnership (Meadowlands Mills Limited Partnership of Delaware)	Delaware
Meadowlands Mills/Mack-Cali Limited Partnership	Delaware
Meadowood Mall LLC	Delaware
MEI Retail Holdings I, L.L.C.	Delaware
MEI Retail Holdings II, L.L.C.	Delaware
Mills Atlanta Realty Holdings II, L.L.C.	Delaware
Mills Atlanta Realty Holdings, L.L.C.	Delaware
Mills CF Holdings Investors GP, L.L.C.	Delaware
Mills CF Holdings Residual Investors GP, L.L.C.	Delaware
Mills CF Holdings Residual, L.P.	Delaware
Mills CF Holdings, L.P.	Delaware
Mills Corporation (Finance) S.à.r.l.	Luxembourg
Mills Enterprises, Inc. (Delaware Mills Enterprises, Inc.)	Delaware
Mills European Realty B.V.	Netherlands
Mills Global II, L.L.C.	Delaware
Mills Global Investments of UK, L.L.C.	Delaware
Mills Global Services of Spain, S.L.	Spain
Mills Global Services/Germany GmbH	Germany
Mills Holdings II, L.P.	Delaware
Mills Holdings Investors II GP, L.L.C.	Delaware
Mills LSO, L.L.C.	Delaware
Mills Madrid B.V.	Netherlands
Mills Management L.L.C. (Mills Management L.L.C. L.C.)	Delaware
Mills Mercati B.V.	Netherlands
Mills Mercati II S.r.l.	Italy
Mills Mercati S.r.l.	Italy
Mills Ontario Acquisitions, L.L.C.	Delaware
Mills Super-Regional Malls GP, L.L.C.	Delaware
Mills Texas Acquisitions Limited Partnership	Delaware
Mills Texas Acquisitions, L.L.C. (Delaware Mills Texas Acquisitions, L.L.C.)	Delaware
Mills TV Corp.	Delaware
Mills-Kan Am Colorado Limited Partnership	Delaware

Mills-Kan Am Colorado Residual Limited Partnership	Delaware
Mills-Kan Am Pittsburgh Limited Partnership	Delaware
Mills-Kan Am Pittsburgh Residual Limited Partnership	Delaware
MillsServices Canada Corp.	Ontario Canada
MillsServices Corp. (Delaware MillsServices Corp., MillsServices Corp. of Ohio, MillsServices Corp. of Virginia)	Delaware
MillsServices Corp. Trust	N/A
MillsServices of Grapevine, Inc.	Delaware
Milpitas Mills Limited Partnership	Delaware
Milpitas Mills, L.L.C.	Delaware
Milpitas MSC, L.L.C.	Delaware
Moe’s Beverage, Inc. (Moe’s)	Texas
Mount Prospect Plaza (MLP) Limited Partnership	Illinois
Mount Prospect Plaza Corp.	Delaware
Mount Prospect Plaza L.L.C.	Delaware
MTS Services of Tempe, L.L.C.	Delaware
New Ontario Mills II Operating Company, L.L.C.	Delaware
New Ontario Mills III Operating Company, L.L.C.	Delaware
New Ontario Mills Operating Company, L.L.C.	Delaware
Northpark Mall Investors, L.P.	Delaware
Northpark Mall Limited Partnership	Delaware
Northpark Mall Operating Company, L.L.C.	Delaware
Northpark Mall Residual I Limited Partnership	Delaware
Northpark Mall Residual I, L.L.C.	Delaware
Northpark Mall SPE Corp.	Delaware
Ontario Mills Finance Corp.	Delaware
Ontario Mills Finance, L.L.C.	Delaware
Ontario Mills II Limited Partnership	Delaware
Ontario Mills II SPE Corp.	Delaware
Ontario Mills II, L.L.C.	Delaware
Ontario Mills III Limited Partnership	Delaware
Ontario Mills III SPE Corp.	Delaware
Ontario Mills III, L.L.C.	Delaware
Ontario Mills L.L.C.	Delaware
Ontario Mills Limited Partnership	Delaware
Ontario Mills Residual Limited Partnership	Delaware
Ontario Mills Residual, L.L.C.	Delaware
Opry Mills CAP, L.P.	Delaware
Opry Mills Holdings, L.L.C.	Delaware
Opry Mills Mall Limited Partnership	Delaware
Opry Mills Manager, L.L.C.	Delaware
Opry Mills SPE Corp.	Delaware
Orange City Mills II Limited Partnership	Delaware
Orange City Mills II, L.L.C.	Delaware
Orange City Mills Limited Partnership	Delaware
Orange City Mills Mall GP, L.L.C.	Delaware
Orange City Mills Mezzanine GP, L.L.C.	Delaware

Orange City Mills Mezzanine II GP, L.L.C.	Delaware
Orange City Mills Mezzanine II Limited Partnership	Delaware
Orange City Mills Mezzanine Limited Partnership	Delaware
Orange City Mills Mezzanine SPE Corp.	Delaware
Parque de Nieve Madrid, S.L.	Spain
Pittsburgh Mills Limited Partnership	Delaware
Pittsburgh Mills Residual Limited Partnership	Delaware
Pittsburgh Mills, L.L.C.	Delaware
Potomac Gurnee SPE Corp.	Delaware
Potomac Mills Operating Company, L.L.C.	Delaware
Potomac Town Center Limited Partnership	Delaware
Potomac Town Center, L.L.C.	Delaware
Premises Providers, Inc.	Maryland
Ravenscraig, L.L.C.	Delaware
Richmond Associates Corp.	Delaware
Richmond Associates LLC	Delaware
Riverside Square Limited Partnership	Delaware
Riverside Square Operating Company, L.L.C.	Delaware
Riverside Square SPE Corp.	Delaware
Ron Jon Surf Shop Sawgrass Mills, L.L.C.	Florida
Ron Jon Surf Shop Southern California, L.L.C.	Florida
Sawgrass Mills Phase II Holdings, L.L.C.	Delaware
Sawgrass Mills Phase II Limited Partnership	Delaware
Sawgrass Mills Phase II SPE, L.L.C.	Delaware
Sawgrass Mills Phase II, L.L.C.	Delaware
Sawgrass Mills Phase III GP Member, L.L.C.	Delaware
Sawgrass Mills Phase III GP, L.L.C.	Delaware
Sawgrass Mills Phase III Limited Partnership	Delaware
Sawgrass Mills Phase III Mezzanine GP, L.L.C.	Delaware
Sawgrass Mills Phase III Mezzanine Limited Partnership	Delaware
Sawgrass Mills Phase III Mezzanine SPE Corp.	Delaware
Sawgrass Mills Phase III SPE Corp.	Delaware
Sawgrass Mills Phase IV Limited Partnership	Delaware
Sawgrass Mills Phase IV, L.L.C.	Delaware
Sawgrass Mills Springing Member Corp.	Delaware
Sawgrass Service, L.L.C.	Delaware
SF Piers 27-31, L.L.C.	Delaware
Solano Mills Development, L.L.C.	Delaware
St. Enoch, L.L.C.	Delaware
St. Enoch Trustee Company Limited	Jersey, United Kingdom
St. Enoch Centre Unit Trust	N/A
St. Louis Mills Limited Partnership	Delaware
St. Louis Mills Residual Limited Partnership	Delaware
St. Louis Mills Residual, L.L.C. (Delaware St. Louis Mills Residual, L.L.C.)	Delaware
St. Louis Mills, L.L.C. (Delaware St. Louis Mills, L.L.C.)	Delaware
Stoneridge Properties LLC	Delaware
Sugarloaf Gwinnett Entertainment Company, L.P.	Delaware
Sugarloaf Mills Limited Partnership (Sugarloaf Mills Limited Partnership of Georgia)	Delaware

Sugarloaf Mills Mezzanine Limited Partnership	Delaware
Sugarloaf Mills Mezzanine Residual Limited Partnership	Delaware
Sugarloaf Mills Mezzanine Residual, L.L.C.	Delaware
Sugarloaf Mills Mezzanine, L.L.C. (Sugarloaf Mills, L.L.C. of Delaware)	Delaware
Sugarloaf Mills Residual Corp.	Delaware
Sugarloaf Mills Residual Limited Partnership	Delaware
Sugarloaf Mills Residual, L.L.C.	Delaware
Sugarloaf Mills, L.L.C. (Sunrise Mills L.L.C. of Delaware, Sunrise Mills of Sunrise L.C.)	Delaware
Sunrise Mills (MLP) Limited Partnership	District of Columbia
Sunrise Mills Holdings, L.L.C.	Delaware
Sunrise Mills L.L.C.	Delaware
Sunrise Mills/MLP, L.L.C.	Delaware
Super-Regional Malls Operating Company, L.L.C.	Delaware
The Falls Shopping Center Associates LLC	Delaware
The Mills Corporation Spain B.V.	Netherlands
The Mills Realty Trust	Maryland
TKL — East Corp.	Delaware
TKL— East LLC	Delaware
TL — Columbus Associates Corp.	Delaware
TL — Columbus Associates LLC	Delaware
TMC Maintenance Company	Delaware
Tuttle Crossing Associates Corp.	Delaware
Tuttle Crossing Associates II Corp.	Delaware
Tuttle Crossing Associates II LLC	Delaware
Tuttle Crossing Associates LLC	Delaware
Vaughan Mills Advisory Services, Inc.	Delaware
Vaughan Mills Advisory Trust GP, L.L.C.	Delaware
Vaughan Mills Irrevocable Grantor Trust	N/A
Vaughan Mills Realty Trust	Maryland
Vaughan Mills Residual Inc.	Ontario Canada
Vaughan Mills Shopping Centre Corporation	Nova Scotia Canada
WEC 99J-13 LLC	Delaware
WEC 99J-15 LLC	Delaware
WEC 99J-16 LLC	Delaware
WEC 99J-17 LLC	Delaware
WEC 99J-18 LLC	Delaware
WEC 99J-2 LLC	Delaware
WEC 99J-20 LLC	Delaware
WEC 99J-23 LLC	Delaware
WEC 99J-25 LLC	Delaware
WEC 99J-3 LLC	Delaware
WEC 99J-32 LLC	Delaware
WEC 99J-5 LLC	Delaware
WEC 99J-61 LLC	Delaware
WEC 99J-62 LLC	Delaware
WEC 99J-65 LLC	Delaware
WEC 99J-66 LLC	Delaware

WEC 99J-68 LLC	Delaware
WEC 99J-74 LLC	Delaware
WEC 99J-78 LLC	Delaware
Western Hills Plaza Corp.	Delaware
Western Hills Plaza L.L.C.	Delaware
Westland Mills, L.L.C.	Delaware
White Plains Galleria Investors, L.P.	Delaware
White Plains Galleria Limited Partnership	Delaware
White Plains Galleria Operating Company, L.L.C.	Delaware
White Plains Galleria SPE Corp.	Delaware
White Plains Galleria, Inc.	Delaware
WPFC/Mills Development Company, L.L.C.	Delaware